UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : December 2, 2013

AMICUS THERAPEUTICS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2013, Amicus Therapeutics, Inc. (the “Company”) announced the appointment of Bradley L. Campbell as Chief Operating Officer, effective immediately.

Prior to this appointment, Mr. Campbell, 38, served as Chief Business Officer since February 2012. From January 2010 to February 2012, he served as Senior Vice President, Business Operations. From May 2007 to January 2010, he served as Vice President, Business Planning and from April 2006 until May 2007, he served as Senior Director, Business Development. Previously, Mr. Campbell served as a Senior Product Manager in Global Marketing and later as Business Director of Cardiovascular Gene Therapy at Genzyme Corporation from 2002 to 2006. He also worked in sales & marketing for Bristol-Myers Squibb and as a strategy consultant for Marakon Associates. Mr. Campbell received his B.A. from Duke University and his M.B.A. from Harvard Business School.

In connection with Mr. Campbell’s appointment to Chief Operating Officer, Mr. Campbell will assume additional responsibilities which include the management of the Company’s research and development organization.  Mr. Campbell’s base salary will be increased to $375,000 effective December 2, 2013.  Aside from the additional responsibilities Mr. Campbell will be assuming and the increase in his base salary, the terms of Mr. Campbell’s employment with the Company will continue to be as set forth in the Letter Agreements dated December 30, 2008, and April 18, 2013 between the Company and Bradley L. Campbell (the “Employment Letters”).  The Employment Letters are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and the terms of each are incorporated herein by reference.  Additional information regarding the terms of Mr. Campbell’s employment and compensation arrangements can also be found in the Company’s Proxy Statement for its Annual Meeting of Stockholders held on June 13, 2013 which was filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2013.

There are no transactions between the Company on one hand and Mr. Campbell or his affiliates on the other hand which would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)                     Exhibits:

Exhibit No.	Description

10.1

Letter Agreement, dated December 30, 2008, by and between Amicus Therapeutics, Inc. and Bradley L. Campbell (incorporated by reference to Exhibit 10.26 of the Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 6, 2009)

10.2

Letter Agreement, dated April 18, 2013, by and between Amicus Therapeutics, Inc. and Bradley L. Campbell (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: December 5, 2013	By:	/s/ WILLIAM D. BAIRD III
	Name:	William D. Baird III
	Title:	Chief Financial Officer